UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2024

ALCHEMY INVESTMENTS ACQUISITION CORP 1

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41699	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Library Avenue, Suite 204-F Newark, DE	19711
(Address of principal executive offices)	(Zip Code)

(212) 877-1588

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-half of one redeemable warrant	ALCYU	The Nasdaq Stock Market LLC

Class A Ordinary Shares	ALCY	The Nasdaq Stock Market LLC

Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ALCYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 13, 2024, the board of directors of Alchemy Investments Acquisition Corp 1 (the “Company”) appointed Jinalkumar Bipin Shah as a new director of the Company, effective immediately.

Mr. Shah has served as chief executive officer of Integral Associates Limited, a company that provides accounting, financial reporting and tax services, since December 2016. Mr. Shah has also served as chief executive officer of Integral Property Hub Limited since July 2020. Prior to that, from August 2004 to December 2016, Mr. Shah worked in in accounting practices in the UK to gain experience and exposure with different reporting and advisory to clients. Mr. Shah holds a degree in Management Accounting and Finance from the University of Manchester Institute of Science and Technology.

The Company believes that Mr. Shah’s extensive experience in accounting and financial reporting makes him well-qualified to sit on the board of directors.

The board of directors of the Company has affirmatively determined that Mr. Shah meets the applicable standards for an independent director under the rules of the Nasdaq Stock Market LLC. There are no arrangements or understandings between Ms. Shah and any other person pursuant to which Ms. Shah was appointed as a director. There are no transactions between Mr. Shah and the Company that would be reportable under Item 404(a) of Regulation S-K.

Mr. Shah will not be compensated by the Company for his services as a director.

In connection with his appointment, Mr. Shah has entered into an indemnity agreement and a letter agreement with the Company on the same terms as the indemnity agreements and letter agreement entered into by the directors and officers of the Company at the time of the Company’s initial public offering.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 17, 2024

ALCHEMY INVESTMENTS ACQUISITION CORP 1

By:	/s/ Mattia Tomba
	Name:	Mattia Tomba
	Title:	Co-Chief Executive Officer

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